                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated January 27, 2000, on the consolidated financial statements and supporting schedule and exhibit of GTE Northwest Incorporated and subsidiary included in this Form 10-K, into the Registration Statement filed on Form S-3 (File No. 333-63655).





Dallas, Texas                                     ARTHUR ANDERSEN LLP
March 29, 2000